_____________________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                        Reported):  November 17, 1997




                       MORGAN STANLEY ABS CAPITAL II INC.
       -----------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



      Delaware                           333-26581               Not Yet
-------------------------------         ------------
Available
(State or Other Jurisdiction             (Commission        (I.R.S. Employer
  of Incorporation)                      File Number)      Identification No.)



1585 Broadway
New York, New York                                10036
-------------------                               ----------
(Address of Principal                             (Zip Code)
 Executive Offices)


  Registrant's telephone number, including area code (212) 761-1817
                                                     -----------------

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(Former Name or Former Address if Changed Since Last Report)


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Item 5.  Other Events
         ------------

Filing of Monthly Reports.
--------------------------


     Reference is made to BankBoston Marine Asset Backed Trust 1997-2 (the "Trust") and to the Notes and Certificates issued thereby (the "Securities"). Attached hereto are copies of certain monthly reports to the holders of the Securities which were derived from the monthly information compiled and submitted by the Servicer of the Trust.



Item 7.   Financial Statement and Exhibits
          --------------------------------

Exhibit  1:     Monthly  Distribution  Statement   to  the  Noteholders   and
Certificateholders for November 17, 1997 Payment Date.



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BANKBOSTON MARINE ASSET
                                   BACKED TRUST 1997-2


                                   BY: Morgan Stanley ABS Capital II Inc.,
                                        as Depositor




                                   By: /s/James Fadel
                                       --------------------------
                                   Name: James Fadel
                                   Title: Authorized Signatory




Dated:  November 24, 1997




                               Exhibit Index
                               -------------



Exhibit                                                                Page
--------                                                               ----

Exhibit  1:     Monthly  Distribution   Statement  to  the   Noteholders  and
Certificateholders for November 17, 1997 Payment Date.



		BANKBOSTON MARINE ASSET BACKED SERIES 1997-2

Accounting Date:			11/10/97
Determination Date:			11/14/97
Monthly Payment Date:			11/17/97
Collection Period Ending:		10/31/97


I.	COLLECTION ACCOUNT SUMMARY

	Total Available Funds
		Principal and Interest Payments Received (including Prepayments)			11,249,820.26
		Net Liquidation Proceeds (including Rebates/Insurance Amounts)					 0.00
		Current Monthly Interest Shortfall/Excess						 1,993,169.08
		Amount of Withdrawal, if any, from Reserve Account						 0.00
		Purchase Amounts for Repurchased Receivables							 0.00

	TOTAL AVAILABLE FUNDS										13,242,989.34

II.	SIMPLE INTEREST EXCESS OR SHORTFALLS

		Amount of Interest Payments Due During the Collection Period for Receivables		 4,101,597.15
		Amount of Interest Payments Received During the Collection Period 			 2,108,428.07
		for Receivables
		Amount of Current Month Simple Interest Excess/Shortfall				 1,993,169.08

III.	CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

		Specified Reserve Account Balance (lesser of 3% of the Initial Pool Balance 		12,455,063.62
			and the Outstanding Principal Balance of the Notes and Certificates)
		Deposits to Reserve Account (only if Reserve Account is less than the
			Specified Reserve Account Balance)						   521,026.19
		Withdrawals from Reserve Account (to the extent that there are shortfalls on
			payments of Interest or Principal)							 0.00
		Amount in Reserve Account as of Determination Date (excluding amount to be
			paid on next Payment Date)						 	11,934,037.43

IV.	COLLECTIONS ON RECEIVABLES

a)	Interest and Principal Payments Received
		Interest Payments Received								 2,108,428.07
		Scheduled Principal Payments Received							 2,485,077.03
		Principal Prepayments Received								 6,656,315.16
		Total Interest and Principal Payments Received						11,249,820.26

b)	Liquidation Proceeds
		Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)			 0.00
		minus  Reasonable Expenses									 0.00
		Net Liquidation Proceeds									 0.00

c)	Purchase Amount - Loans Repurchased from Trust
		Amount Allocable to Interest									 0.00
		Amount Allocable to Principal									 0.00

	TOTAL COLLECTED FUNDS										11,249,820.26


V.	CALCULATION OF SERVICING FEES

	Pool Balance of Receivables as of the First Day of Collection Period			       402,273,407.95
		multiplied by Servicer Fee Rate									 0.50%
		divided by Months per Year									   12
	SERVICING FEE AMOUNT										   167,613.92

	TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)							       208.33


VI.	POOL BALANCE AND PORTFOLIO PERFORMANCE

a)	Pool Balance
		Initial Pool Balance								        415,168,787.00
		Pool Balance as of Preceding Accounting Date						402,273,407.95
		Pool Balance as of the Current Accounting Date						391,913,749.81
		Age of Pool in Months										     3


b)	Default and Delinquency Performance (includes Repossessions and Bankruptcies)

		Current Month	Number of Loans	Principal Balance     Percentage
		30-59 Days Delinquent	51	1,846,545.89		0.471%
		60-89 Days Delinquent	9	588,395.73		0.150%
		90-119 Days Delinquent	4	146,678.09		0.037%
		120+ Days Delinquent	0	0.00			0.000%
		Defaults for Current
			Period		0	0.00			0.000%


	Schedule of Liquidated Loans   **SEE ATTACHMENT -  N/A THIS MONTH
		Description of Boat
		Account Number
		Original Principal Balance of Liquidated Loans
		Outstanding Principal Balance of the Liquidated Loan
		Gross Recovery
		Recovery Net of Expenses
		Realized Loss
		Chargeoff Date
		Repossession Date
		Liquidation Date

	Current Period Defaulted Receivables **SEE ATTACHMENT - N/A THIS MONTH
		Description of Boat
		Account Number
		Original Principal Balance of the Defaulted Loan
		Outstanding Principal Balance of the Defaulted Loan
		Recovery Net of Expenses
		Realized Loss
		Chargeoff Date

	Schedule of Repossession Inventory  **SEE ATTACHMENT
		Description of Boat
		Account Number
		Original Principal Balance of the Defaulted Loan
		Outstanding Principal Balance of the Defaulted Loan
		Recovery Net of Expenses
		Realized Loss
		Chargeoff Date
		Repossession Date

	Current Period Realized Losses
		Current Month Realized Losses									  0.00
		Preceding Realized Losses 									  0.00
		Second Preceding Realized Losses								  0.00



VII.	DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

	Total Pool Factor										  943.98654740
	Note Pool Factor										  935.98429040
	Certificate Pool Factor										 1000.00000000
	Class A-7 Interest and Principal Account							    235,972.00


a)	Noteholders Monthly Interest Distributable Amount
		Class A-1										    332,781.48
		Class A-2										    369,668.75
		Class A-3										    263,333.33
		Class A-4										    355,220.83
		Class A-5										    191,625.00
		Class A-6										    135,566.67
		Class A-7										    519,138.40

	Noteholders Monthly Principal Distributable Amount
		Class A-1										 10,359,658.14
		Class A-2											  0.00
		Class A-3											  0.00
		Class A-4											  0.00
		Class A-5											  0.00
		Class A-6											  0.00
		Class A-7											  0.00

b)	Certificateholders' Monthly Interest Distributable Amount					     310,523.03
	Certificateholders' Monthly Principal Distributable Amount						   0.00


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Cert Int+Cert Prin)				  12,721,963.15

minus:  BKB Servicing Fee								 		     167,613.92
plus:     Trustee Fee								 				 208.33

TOTAL WIRE TO CHASE								 			  12,554,557.56
